SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): September 22, 2000
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                        FOUNTAIN COLONY VENTURES, INC.
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            (Exact name of registrant as specified in its charter)


      Colorado                    33-27230                   95-4798345
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   (State of                    (Commission              (I.R.S. Employer
   Incorporation)               File Number)             Identification No.)


         27 Hyakunin-cho, Higashi-ku, Nagoya, Aichi Prefecture, Japan
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                   (Address of principal executive offices)


                              011-81-52-937-8840
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             (Registrant's telephone number, including area code)



        --------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant.

Effective September 22, 2000, Fountain Colony Ventures, Inc. ("Fountain Colony") engaged the accounting firm of BDO International and/or its affiliates as the new independent accountant engaged as the principal accountant to audit Fountain Colony's financial statements. During Fountain Colony's two most recent fiscal years, and any subsequent interim period prior to engaging BDO International and/or its affiliates neither Fountain Colony nor someone on its behalf consulted BDO International and/or its affiliates regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Fountain Colony's financial statements; or (ii) any matter which was either the subject of a disagreement (there were no disagreements) or a reportable event (as described in Item 304(a)(1)(V) of Regulation S-K).

This engagement of new principal auditor was recommended and approved by the Board of Directors of Fountain Colony.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FOUNTAIN COLONY VENTURES, INC.
                                     (Registrant)


Date: September 28, 2000             By: /s/ Katumori Hayashi
                                         ----------------------------
                                         Katumori Hayashi
                                         President, Chief Executive Officer
                                         and Chairman of Board of Directors